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                              As of April 27, 2000


Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167
(as Representative of the Underwriters)

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004

         Re:      Advanta Revolving Home Equity Loan Trust 2000-A
                  Underwriting Agreement and Insurance Agreement

Ladies and Gentlemen:

         Pursuant to the Underwriting Agreement dated April 18, 2000 (the "Underwriting Agreement") between Advanta Conduit Receivables, Inc. (the "Sponsor" or "ACRI") and Bear, Stearns & Co. Inc., as representative of the underwriters named therein (the "Underwriters"), and the Insurance and Indemnity Agreement dated April 27, 2000 (the "Insurance Agreement" and together with the Underwriting Agreement, the "Designated Agreements") among the Sponsor, Advanta Mortgage Corp. USA, as master servicer, Advanta Revolving Home Equity Loan Trust 2000-A, Ambac Assurance Corporation (the "Insurer") and Bankers Trust Company of California, N.A., as indenture trustee, ACRI has undertaken certain financial obligations with respect to the indemnification of the Underwriters and of the Insurer with respect to the Registration Statement, the Basic Prospectus and the Prospectus Supplement described in the Designated Agreements. Any financial obligations of ACRI under the Designated Agreements, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations"; provide , however, that "Joint and Several Obligations" shall mean only the financial obligations of ACRI under the Designated Agreements (including the payment of money damages for a breach of any of ACRI's obligations under the Designated Agreements, whether financial or otherwise) but shall not include any obligations not relating to the payment of money.

         As a condition of their respective executions of the Underwriting Agreement and of the Insurance Agreement, the Underwriters and the Insurer have required the undersigned, Advanta Mortgage Holding Company ("AMHC"), the indirect parent corporation of ACRI, to acknowledge its joint-and-several liability with ACRI for the payment of the Joint and Several Obligations under the Designated Agreements.

         Now, therefore, the Underwriter, the Insurer and AMHC do hereby agree that:
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                           (i) AMHC hereby agrees to be absolutely and
                  unconditionally jointly and severally liable with ACRI to the Underwriters for the payment of the Joint and Several Obligations under the Underwriting Agreement.

                           (ii) AHMC hereby agrees to be absolutely and
                  unconditionally and jointly and severally liable with ACRI to the Insurer for payment of the Joint and Several Obligations under the Insurance Agreement.

                           (iii) AMHC may honor its obligations hereunder either
                  by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Underwriters or to the Insurer, by ACRI or another affiliate of AMHC.

         Capitalized terms used herein and not defined herein shall have their respective meanings set forth in the Designated Agreements.

         This letter and the respective obligations and rights hereunder and thereunder shall not be delegated or assigned by you without the prior written consent of the Insurer. This letter may not be amended or otherwise modified except pursuant to a writing signed by each of the parties hereto. This letter may be executed by the signatories hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same letter.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISION THEREOF). EACH OF THE UNDERSIGNED PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF OR IN CONNECTION WITH, THIS LETTER, AND ANY OTHER COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THE UNDERSIGNED PARTIES IN CONNECTION HEREWITH OR THEREWITH.


                                     Very truly yours,

                                     ADVANTA MORTGAGE HOLDING COMPANY


                                     By: /S/ Michael Coco
                                        -----------------------------
                                                Authorized Signatory


                       [SIGNATURES CONTINUE ON NEXT PAGE]
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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


CONFIRMED AND ACCEPTED,
as of the date first above written:

AMBAC ASSURANCE CORPORATION


By: /S/ Warren Tong
   ---------------------------
         Authorized Signatory


BEAR, STEARNS & CO. INC.


By: /S/ Thomas S. Dunstan
   ---------------------------
         Authorized Signatory